                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                 Settlement Date       7/31/99
                                                 Determination Date    8/11/99
                                                 Distribution Date     8/16/99

I.      All Payments on the Contracts                                                                   16,595,165.55
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                662,217.58
III.    Repurchased Contracts                                                                                    0.00
IV.     Investment Earnings on Collection Account                                                                0.00
V.      Servicer Monthly Advances                                                                          248,485.11
VI.     Distribution from the Reserve Account                                                                    0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                150,999.75
VIII.   Transfers to the Pay-Ahead Account                                                                (224,549.63)

IX.     Less:  Investment Earnings distributions                                                                 0.00
          (a)  To Sellers with respect to the Collection Account                                                 0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                           $17,432,318.36
                                                                                           ===========================



DISTRIBUTION AMOUNTS                                              Cost per $1000
--------------------------------------------                 -------------------------

1.   (a)  Class A-1 Note Interest Distribution                                                     0.00
      (b)  Class A-1 Note Principal Distribution                                                   0.00

             Aggregate Class A-1 Note Distribution                  0.00000000                                               0.00

2.   (a)  Class A-2 Note Interest Distribution                                                     0.00
      (b)  Class A-2 Note Principal Distribution                                                   0.00

            Aggregate Class A-2 Note Distribution                   0.00000000                                               0.00

3.   (a)  Class A-3 Note Interest Distribution                                                     0.00
      (b)  Class A-3 Note Principal Distribution                                                   0.00

            Aggregate Class A-3 Note Distribution                   0.00000000                                               0.00

4.   (a)  Class A-4 Note Interest Distribution                                                     0.00
      (b)  Class A-4 Note Principal Distribution                                                   0.00

           Aggregate Class A-4 Note Distribution                    0.00000000                                               0.00

5.   (a)  Class A-5 Note Interest Distribution                                               353,718.38
      (b)  Class A-5 Note Principal Distribution                                          14,227,665.66

            Aggregate Class A-5 Note Distribution                  110.46503059                                     14,581,384.04

6.   (a)  Class A-6 Note Interest Distribution                                               449,533.33
      (b)  Class A-6 Note Principal Distribution                                                   0.00

            Aggregate Class A-6 Note Distribution                   5.10833333                                         449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                               291,650.00
      (b)  Class A-7 Note Principal Distribution                                                   0.00

            Aggregate Class A-7 Note Distribution                   5.11666667                                         291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                               441,291.67
      (b)  Class A-8 Note Principal Distribution                                                   0.00

            Aggregate Class A-8 Note Distribution                   5.19166667                                         441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                               321,266.67
      (b)  Class A-9 Note Principal Distribution                                                   0.00

            Aggregate Class A-9 Note Distribution                   5.26666667                                         321,266.67

10. (a)  Class A-10 Note Interest Distribution                                               345,041.67
      (b)  Class A-10 Note Principal Distribution                                                  0.00

            Aggregate Class A-10 Note Distribution                  5.30833333                                         345,041.67

11. (a)  Class B Certificate Interest Distribution                                           244,679.31
      (b)  Class B Certificate Principal Distribution                                              0.00

            Aggregate Class B Certificate Distribution              5.45000000                                         244,679.31


12.  Servicer Payment

       (a)  Servicing Fee                                                                    196,272.63
       (b)  Reimbursement of prior Monthly Advances                                          410,578.65
               Total Servicer Payment                                                                                  606,851.28

13.  Deposits to the Reserve Account                                                                                   150,620.41

Total Distribution Amount                                                                                          $17,432,318.36
                                                                                                           =========================


Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                           19,324.60
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections               131,295.81
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                      41,700.92
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)          283,325.71
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                               $475,647.04
                                                                                                            ========================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                   0.00
        (b) Class A-2 Notes    @            5.852%                                                   0.00
        (c) Class A-3 Notes    @            5.919%                                                   0.00
        (d) Class A-4 Notes    @            6.020%                                                   0.00
        (e) Class A-5 Notes    @            6.050%                                             353,718.38
        (f) Class A-6 Notes    @            6.130%                                             449,533.33
        (g) Class A-7 Notes    @            6.140%                                             291,650.00
        (h) Class A-8 Notes    @            6.230%                                             441,291.67
        (i) Class A-9 Notes    @            6.320%                                             321,266.67
        (j) Class A-10 Notes   @            6.370%                                             345,041.67
                     Aggregate Interest on Notes                                                                   2,202,501.71
        (k) Class B Certificates @          6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall

        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                                   Cost per $1000
                                                                 --------------------------
        (a) Class A-1 Notes                                             0.00000000                   0.00
        (b) Class A-2 Notes                                             0.00000000                   0.00
        (c) Class A-3 Notes                                             0.00000000                   0.00
        (d) Class A-4 Notes                                             0.00000000                   0.00
        (e) Class A-5 Notes                                             2.67968468             353,718.38
        (f) Class A-6 Notes                                             5.10833333             449,533.33
        (g) Class A-7 Notes                                             5.11666667             291,650.00
        (h) Class A-8 Notes                                             5.19166667             441,291.67
        (i) Class A-9 Notes                                             5.26666667             321,266.67
        (j) Class A-10 Notes                                            5.30833333             345,041.67
                     Total Aggregate Interest on Notes                                                             2,202,501.71
        (k) Class B Certificates                                        5.45000000                                   244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                  No. of Contracts
                                                                  ---------------------------
1.   Amount of Stated Principal Collected                                                      4,530,396.97
2.   Amount of Principal Prepayment Collected                             367                  8,292,037.78
3.   Amount of Liquidated Contract                                         42                  1,405,230.91
4.   Amount of Repurchased Contract                                         0                          0.00

       Total Formula Principal Distribution Amount                                                                 14,227,665.66


5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                       0.00
        (b) Class A-2 Notes                                                                    0.0000000                       0.00
        (c) Class A-3 Notes                                                                    0.0000000                       0.00
        (d) Class A-4 Notes                                                                    0.0000000                       0.00
        (e) Class A-5 Notes                                                                    0.5315077              70,159,017.08
        (f) Class A-6 Notes                                                                    1.0000000              88,000,000.00
        (g) Class A-7 Notes                                                                    1.0000000              57,000,000.00
        (h) Class A-8 Notes                                                                    1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                    1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000              65,000,000.00
        (k) Class B Certificates                                                               1.0000000              44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                               Cost per $1000
                                                                     ----------------------
        (a) Class A-1 Notes                                                 0.00000000                                         0.00
        (b) Class A-2 Notes                                                 0.00000000                                         0.00
        (c) Class A-3 Notes                                                 0.00000000                                         0.00
        (d) Class A-4 Notes                                                 0.00000000                                         0.00
        (e) Class A-5 Notes                                                107.78534591                               14,227,665.66
        (f) Class A-6 Notes                                                 0.00000000                                         0.00
        (g) Class A-7 Notes                                                 0.00000000                                         0.00
        (h) Class A-8 Notes                                                 0.00000000                                         0.00
        (i) Class A-9 Notes                                                 0.00000000                                         0.00
        (j) Class A-10 Notes                                                0.00000000                                         0.00
        (k) Class B Certificates                                            0.00000000                                         0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                     0.00
        (b) Class A-2 Notes                                                                      0.0000000                     0.00
        (c) Class A-3 Notes                                                                      0.0000000                     0.00
        (d) Class A-4 Notes                                                                      0.0000000                     0.00
        (e) Class A-5 Notes                                                                      0.4237224            55,931,351.42
        (f) Class A-6 Notes                                                                      1.0000000            88,000,000.00
        (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
        (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                      1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000            65,000,000.00
        (k) Class B Certificates                                                                 1.0000000            44,895,285.54



                 POOL DATA
--------------------------------------------                                                           Aggregate
                                                                          No. of Contracts     Principal Balance
                                                                          -----------------  -------------------

1.   Pool Stated Principal Balance as of                   7/31/99            16,464            456,826,636.96

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                    125              2,841,619.01            0.622%
              (b) 60-89 Days                                                    50               1,278,511.32            0.280%
              (c) 90-119 Days                                                   29                 854,324.52            0.187%
              (d) 120 Days +                                                    91               2,419,704.86            0.530%


3.   Contracts Repossessed during the Due Period                                10                 460,594.15

4.   Current Repossession Inventory                                             25               1,066,446.38

5.   Aggregate Net Losses for the preceding Collection Period

       (a)  Aggregate Principal Balance of Liquidated Receivables               42               1,405,230.91
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                 662,217.58
                                                                                               ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     743,013.33

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      3,883,800.62

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          483                                     7,157,287.43

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.255%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
     Contracts                                                                                                               109.863


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                              1.322%
    (b)  Delinquency Percentage Trigger in effect ?                                          NO

2.  (a)  Average Net Loss Ratio                                      0.088%
    (b)  Net Loss Ratio Trigger in effect ?                                                  NO
    (c)  Net Loss Ratio (using ending Pool Balance)                  0.124%

3.  (a)  Servicer Replacement Percentage                             1.058%
    (b)  Servicer Replacement Trigger in effect ?                                            NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               196,272.63

2.   Servicer Advances                                                                                                    248,485.11

3.   (a)  Opening Balance of the Reserve Account                                                                        9,421,086.05
     (b)  Deposits to the Reserve Account                                                           150,620.41
     (c)  Investment Earnings in the Reserve Account                                                 40,473.32
     (d)  Distribution from the Reserve Account                                                    (475,647.04)
     (e)  Ending Balance of the Reserve Account                                                                         9,136,532.74

4.   Specified Reserve Account Balance                                                                                  9,136,532.74

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        483,334.73
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                             224,549.63
     (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (150,999.75)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         556,884.61